UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2007

Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA		19348

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 444-6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.	Other events.

On April 24, 2007, Genesis HealthCare Corporation (“Genesis”) received a letter from
Fillmore Capital Partners, LLC ("Fillmore"), in which Fillmore proposes to acquire Genesis for $64.75 per share in cash. On April 25, 2007, Genesis issued a press release announcing receipt of this proposal. A copy of the letter received from Fillmore is attached hereto as Exhibit 99.1, and a copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 24, 2007

99.2	Press Release, dated April 25, 2007

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: April 25, 2007

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 24, 2007

99.2	Press Release, dated April 25, 2007